UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2008

First Financial Corporation
(Exact name of registrant as specified in its charter)

Indiana	000-16759	35-1546989
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 540 , Terre Haute, Indiana	47808
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 812-238-6264

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 20, 2008, First Financial Corporation issued a press release to report the declaration of the semi-annual dividend of $.44 per share payable July 1, 2008 to shareholders of record on June 16, 2008. The release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1 Press Release, dated May 20, 2008 issued by First Financial Corporation. This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Financial Corporation

Dated: May 20, 2008

(s) Norman L. Lowery
Norman L. Lowery
Vice Chairman and Chief Executive Officer

Dated: May 20, 2008

(s) Michael A. Carty
Michael A. Carty
Secretary/Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press Release, dated May 20, 2008 issued by First Financial Corporation.